UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2017

Date of reporting period:	November 1, 2016 — April 30, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Absolute Return 100 Fund®

Semiannual report
4 | 30 | 17

Absolute return funds are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

FUND SYMBOL
CLASS A
PARTX

Putnam
Absolute Return
100 Fund ®

Semiannual report
4 | 30 | 17

Message from the Trustees	1

Interview with your fund’s portfolio manager	3

Your fund’s performance	9

Your fund’s expenses	12

Terms and definitions	13

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: Allocation of assets among fixed income strategies and sectors may hurt performance. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk (including perceptions about default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. The fund may not achieve its goal, and it is not intended to be a complete investment program. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

The fund is not intended to outperform stocks and bonds during strong market rallies.

Message from the Trustees

June 13, 2017

Dear Fellow Shareholder:

An impressive level of investor optimism has helped to fuel financial markets through most of 2017’s first half. Global stock and bond markets have generally fared well, with many stock market indexes achieving new record highs with relatively low volatility. At the same time, however, investors worldwide are monitoring a number of macroeconomic and political risks that could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. We also believe it is a good idea to speak regularly with your financial advisor to help ensure that your portfolio is aligned with your goals. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would also like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 100 basis points (or 1.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. No information for the target return is provided for periods of less than one year.

The fund is not expected to outperform during periods of market rallies.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/17. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 15.

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D. William Kohli
Portfolio Manager

Bill is Chief Investment Officer, Fixed Income, at Putnam. He has an M.B.A. from the Haas School of Business, University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1988.

In addition to Bill, your fund’s portfolio managers are Albert Chan, CFA; Michael V. Salm; and Paul D. Scanlon, CFA.

Bill, what was the fund’s investment environment like during the six-month reporting period ended April 30, 2017?

In the months immediately after the U.S. presidential election, investors were optimistic about the potential for tax cuts and increases in infrastructure and defense spending under the incoming Trump administration. Treasury yields rose sharply during this time, with the yield on the 10-year note reaching 2.60% in mid-December, reflecting investor expectations for higher inflation and potentially expansionary fiscal policy to come.

In March, however, a failed effort to repeal the Affordable Care Act [ACA] triggered uncertainty about the administration’s ability to get its tax-reform and fiscal-stimulus plans passed by Congress. A second attempt at an ACA repeal-and-replace bill was approved by the U.S. House of Representatives in April, but faces an uncertain outcome when it is taken up by the U.S. Senate.

After posting solid growth in the second half of 2016, the U.S. economy registered disappointing results in 2017’s first quarter, repeating a pattern that we’ve seen over the past two years. U.S. gross domestic product [GDP] grew

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Allocations are shown as a percentage of the fund’s net assets as of 4/30/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

at a 0.7% annual rate in January through March, the slowest pace of expansion in three years, according to the Commerce Department. Consumers sharply reduced spending on big-ticket items, such as automobiles. At the same time, there were signs of underlying strength in the data. For example, final sales to domestic purchasers — a key measure of the health of domestic demand — rose at a 2.2% annual rate. In our view, transitory factors likely suppressed consumer spending in the first quarter, and we believe GDP may pick up in the second quarter.

The Federal Reserve increased its target for short-term interest rates by a quarter percentage point twice during the period, raising the federal funds rate to a range of 0.75% to 1%. The Fed issued a fairly upbeat statement at its early May policy meeting, saying that it expected economic growth to rebound after a soft first quarter. The central bank signaled that it is likely to continue gradually raising short-term rates this year if its growth forecast appears to be consistent with its expectations.

Within this environment, credit spreads continued to tighten, reflecting persistent investor demand for credit risk, as market volatility remained low and corporate earnings growth was positive overall.

The fund generated a solid gain for the period. Which holdings and strategies bolstered performance?

Our mortgage-credit strategies were the top overall contributor, led by holdings of mezzanine commercial mortgage-backed securities [CMBS]. Early in the period, our positions in CMBS that were issued before the 2008 financial crisis performed particularly well. However, gains from the sector were pared in February when headlines concerning retail store closures prompted some investors to express a bearish view on certain parts of the CMBS market due to the sector’s exposure to retail properties. Although we agree that retailers face challenges amid evolving shopper preferences and a shift from traditional brick-and-mortar to online commerce, we

4 Absolute Return 100 Fund

believe the CMBS held by the fund have enough credit protection to withstand the changes that are occurring in retail.

Elsewhere within mortgage credit, non-agency residential mortgage-backed securities [RMBS] also aided the fund’s performance. Our investments in agency credit risk-transfer securities [CRTS] performed well, as a combination of relatively high yields and high-quality collateral continued to attract investors to this growing market. Furthermore, an increasing number of institutional investment managers are embracing CRTS as an easier way to access the mortgage market.

An allocation to investment-grade corporate bonds provided a further boost to results. Positive sentiment toward the sector was fueled by investor expectations that economic growth could potentially accelerate if the Trump administration is successful at implementing tax cuts and a more-robust fiscal policy. Relatively stable global oil prices also provided a tailwind.

Were there other parts of the portfolio that contributed?

Emerging-market [EM] debt continued to be a productive part of the portfolio. Within EM, investments in Russia added the most, partly helped by stable oil prices. Investors were also relieved that the country was not subjected to additional sanctions from the United Nations. Positions in Argentina, Brazil, and Mexico also contributed, aided by oil prices and persistent investor demand for high-yielding securities.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/17. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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Our EM exposure in these countries also benefited from reduced fears that the Trump administration might take a more protectionist approach to foreign trade.

How did your interest-rate and yield-curve positioning affect results?

Our “term structure” positioning modestly contributed. We continued our efforts to de-emphasize interest-rate risk by keeping the portfolio’s duration — a key measure of interest-rate sensitivity — near zero for most of the period. This strategy was particularly helpful in November when Treasury yields rose sharply across the yield curve in response to the U.S. presidential election outcome.

On the downside, which strategies weren’t as productive for the fund this period?

There were no notable detractors, but our prepayment strategies had only a marginally positive impact on performance. On the plus side, our holdings of interest-only collateralized mortgage obligations [IO CMOs] performed well amid consistent investor demand for the higher return potential offered by securities with greater risk. Additionally, the yield on the 10-year Treasury, after spiking early in the period, stayed in a fairly narrow range for the remainder of the period, keeping mortgage refinancing activity subdued and prepayment speeds slow. However, adverse results from a strategy that sought to exploit the yield differential between current mortgage rates and longer-term Treasury yields detracted and largely negated the benefit of our IO CMO positions.

How did you use derivatives during the period?

We used interest-rate swaps in an effort to gain exposure to rates in various countries, hedge the fund’s term-structure risk, and take tactical positions along the yield curve. The use of these derivative instruments had a positive effect on fund performance.

What is your outlook for the coming months?

As we look at the world today, we see economic activity picking up and inflation levels beginning

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Absolute Return 100 Fund

to rise. Higher commodity prices appear to be working their way into final prices, which we believe is leading to fairly persistent pricing pressures in the United States and elsewhere. In our view, global economies appear to be normalizing, and we think this is particularly true in the United States. Given this normalization, we think the level of interest rates remains too low.

We believe that the declining U.S. unemployment rate suggests wage pressures could start to build as businesses compete for scarcer workers, though wage increases to this point have been modest. It also means, in our view, that the Fed is likely to raise interest rates for the second time this year at its next policy meeting in June, and then likely again before the end of the year.

We also think that, later this year, the central bank is likely to communicate a plan for beginning the process of winding down its $4.5 trillion portfolio of U.S. Treasuries and mortgage-backed securities. We believe that the Fed’s objective is to gently pull back the stimulus it pumped into the economy during and after the financial crisis now that economic growth appears to be normalizing.

What implications does your outlook have for fund positioning?

We plan to continue seeking opportunities in mortgage and corporate credit, as well as prepayment-sensitive areas of the market, that we believe offer relative value. We also expect to continue our opportunistic approach toward emerging-market debt.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Absolute Return 100 Fund 7

As of period-end, the fund’s duration was approximately zero, reflecting diverse positioning across various countries. The fund had negative duration in the United States, while at the same time it had positive duration in several other markets, including Russia, Brazil, and Australia.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

8 Absolute Return 100 Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/17

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months

Class A (12/23/08)
Before sales charge	12.31%	1.40%	7.15%	1.39%	3.39%	1.12%	3.93%	2.27%

After sales charge	11.19	1.28	6.08	1.19	2.35	0.78	2.89	1.25

Class B (12/23/08)
Before CDSC	9.92	1.14	6.04	1.18	2.79	0.92	3.77	2.22

After CDSC	9.92	1.14	6.04	1.18	2.79	0.92	2.77	1.22

Class C (12/23/08)
Before CDSC	5.60	0.65	3.22	0.64	1.10	0.37	3.24	1.89

After CDSC	5.60	0.65	3.22	0.64	1.10	0.37	2.24	0.89

Class M (12/23/08)
Before sales charge	11.78	1.34	6.94	1.35	3.27	1.08	3.92	2.26

After sales charge	10.95	1.25	6.13	1.20	2.50	0.83	3.14	1.49

Class P (8/31/16)
Net asset value	14.75	1.66	8.59	1.66	4.22	1.39	4.31	2.45

Class R (12/23/08)
Net asset value	10.00	1.15	5.80	1.13	2.67	0.88	3.69	2.25

Class R6 (7/2/12)
Net asset value	14.81	1.67	8.65	1.67	4.21	1.39	4.30	2.45

Class Y (12/23/08)
Net asset value	14.76	1.66	8.60	1.66	4.22	1.39	4.31	2.45

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R6, and Y shares have no initial sales charge or CDSC. Performance for class P and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Absolute Return 100 Fund 9

Comparative index returns For periods ended 4/30/17

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months

BofA Merrill Lynch U.S.
Treasury Bill Index	1.56%	0.19%	0.88%	0.18%	0.66%	0.22%	0.40%	0.22%

Bloomberg Barclays U.S.
Aggregate Bond Index	38.46	3.97	11.87	2.27	8.19	2.66	0.83	–0.67

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 4/30/17

Distributions	Class A		Class B	Class C	Class M		Class P	Class R	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.244		$0.228	$0.156	$0.242		$0.252	$0.233	$0.272	$0.272

Capital gains	—		—	—	—		—	—	—	—

Total	$0.244		$0.228	$0.156	$0.242		$0.252	$0.233	$0.272	$0.272

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/16	$10.04	$10.14	$10.00	$9.95	$10.02	$10.10	$10.08	$10.09	$10.10	$10.08

4/30/17	10.02	10.12	9.99	9.98	10.00	10.08	10.07	10.08	10.07	10.05

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

10 Absolute Return 100 Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/17

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months

Class A (12/23/08)
Before sales charge	12.31%	1.41%	6.94%	1.35%	3.59%	1.18%	4.88%	2.27%

After sales charge	11.19	1.29	5.87	1.15	2.55	0.84	3.83	1.25

Class B (12/23/08)
Before CDSC	9.92	1.15	5.83	1.14	2.99	0.99	4.62	2.11

After CDSC	9.92	1.15	5.83	1.14	2.99	0.99	3.62	1.12

Class C (12/23/08)
Before CDSC	5.60	0.66	3.01	0.60	1.30	0.43	4.09	1.79

After CDSC	5.60	0.66	3.01	0.60	1.30	0.43	3.09	0.79

Class M (12/23/08)
Before sales charge	11.67	1.34	6.62	1.29	3.37	1.11	4.77	2.16

After sales charge	10.84	1.25	5.82	1.14	2.60	0.86	3.98	1.39

Class P (8/31/16)
Net asset value	14.64	1.67	8.27	1.60	4.32	1.42	5.05	2.34

Class R (12/23/08)
Net asset value	10.00	1.16	5.59	1.09	2.78	0.92	4.53	2.15

Class R6 (7/2/12)
Net asset value	14.69	1.67	8.32	1.61	4.31	1.42	5.05	2.34

Class Y (12/23/08)
Net asset value	14.64	1.67	8.28	1.60	4.32	1.42	5.06	2.35

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y

Total annual operating
expenses for the fiscal year
ended 10/31/16	0.63%	0.83%	1.38%	0.68%	0.38%*	0.88%	0.38%	0.38%

Annualized expense ratio
for the six-month period
ended 4/30/17†	0.64%	0.84%	1.39%	0.69%	0.39%	0.89%	0.39%	0.39%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class P shares.

† Includes a decrease of 0.01% from annualizing the performance fee adjustment for the six months ended 4/30/17.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/16 to 4/30/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y

Expenses paid per $1,000 *†	$3.21	$4.21	$6.96	$3.46	$1.96	$4.46	$1.96	$1.96

Ending value (after expenses)	$1,022.70	$1,022.20	$1,018.90	$1,022.60	$1,024.50	$1,022.50	$1,024.50	$1,024.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Absolute Return 100 Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/17, use the following calculation method. To find the value of your investment on 11/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y

Expenses paid per $1,000 *†	$3.21	$4.21	$6.95	$3.46	$1.96	$4.46	$1.96	$1.96

Ending value (after expenses)	$1,021.62	$1,020.63	$1,017.90	$1,021.37	$1,022.86	$1,020.38	$1,022.86	$1,022.86

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

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Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

14 Absolute Return 100 Fund

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2017, Putnam employees had approximately $494,000,000 and the Trustees had approximately $139,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Absolute Return 100 Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semian-nual report, the highlights table also includes the current reporting period.

16 Absolute Return 100 Fund

The fund’s portfolio 4/30/17 (Unaudited)

	Principal
CORPORATE BONDS AND NOTES (39.5%)*	amount	Value

Banking (9.5%)

ABN Amro Bank NV 144A sr. unsec. FRN 1.798%,
1/18/19 (Netherlands)	$1,125,000	$1,129,196

ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. FRN 2.167%, 1/25/22 (United Kingdom)	1,500,000	1,512,956

Bank of America Corp. sr. unsec. unsub. notes 2.00%, 1/11/18	1,159,000	1,161,925

Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	535,000	531,325

Bank of Nova Scotia (The) sr. unsec. unsub. notes 1.375%,
12/18/17 (Canada)	430,000	430,075

BNP Paribas SA company guaranty sr. unsec. unsub. notes
Ser. BKNT, 5.00%, 1/15/21 (France)	600,000	650,554

Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	520,000	524,392

Citizens Bank NA/Providence RI sr. unsec. notes 2.25%, 3/2/20	695,000	695,616

Commonwealth Bank of Australia 144A sr. unsec. notes 1.75%,
11/7/19 (Australia)	500,000	494,848

HBOS PLC unsec. sub. FRN Ser. EMTN, 1.80%, 9/6/17
(United Kingdom)	1,000,000	996,820

HSBC USA, Inc. sr. unsec. unsub. notes 2.00%, 8/7/18	1,000,000	1,001,376

JPMorgan Chase & Co. sr. unsec. unsub. notes 2.25%, 1/23/20	1,000,000	1,004,116

JPMorgan Chase & Co. sr. unsec. unsub. notes 2.00%, 8/15/17	428,000	428,823

JPMorgan Chase & Co. unsec. sub. notes 3.875%, 9/10/24	135,000	138,276

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.30%, 12/13/18	447,000	449,347

National Australia Bank, Ltd., NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	1,500,000	1,520,325

Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	735,000	737,099

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.20%,
7/27/18 (Canada)	435,000	438,130

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	200,000	207,125

Royal Bank of Scotland Group PLC unsec. sub. notes 4.70%, 7/3/18
(United Kingdom)	1,535,000	1,571,604

Santander Issuances SAU company guaranty unsec. sub. notes
5.179%, 11/19/25 (Spain)	200,000	209,201

Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	1,645,000	1,653,339

Wells Fargo & Co. sr. unsec. notes 2.10%, 5/8/17	423,000	423,051

Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	1,500,000	1,505,898

		19,415,417

Basic materials (1.6%)

Archer-Daniels-Midland Co. sr. unsec. notes 5.45%, 3/15/18	338,000	349,384

Georgia-Pacific, LLC 144A company guaranty sr. unsec. notes
5.40%, 11/1/20	1,000,000	1,097,677

International Paper Co. sr. unsec. notes 9.375%, 5/15/19	1,000,000	1,142,538

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. unsub.
notes 9.00%, 5/1/19 (Australia)	98,000	111,416

Absolute Return 100 Fund 17

	Principal
CORPORATE BONDS AND NOTES (39.5%)* cont.	amount	Value

Basic materials cont.

Southern Copper Corp. sr. unsec. unsub. notes 5.875%,
4/23/45 (Peru)	$200,000	$210,000

WestRock RKT Co. company guaranty sr. unsec. unsub. notes
4.45%, 3/1/19	450,000	468,292

		3,379,307

Capital goods (1.2%)

Boeing Co. (The) sr. unsec. bonds 8.75%, 8/15/21	865,000	1,088,671

Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6.00%, 10/15/17 (Luxembourg)	430,000	438,680

Rockwell Collins, Inc. sr. unsec. sub. notes 1.95%, 7/15/19	1,000,000	1,001,270

		2,528,621

Communication services (2.0%)

AT&T, Inc. sr. unsec. unsub. notes 3.00%, 6/30/22	1,000,000	1,000,265

AT&T, Inc. sr. unsec. unsub. notes 1.70%, 6/1/17	430,000	430,156

Verizon Communications, Inc. sr. unsec. unsub. FRN
1.409%, 8/15/19	1,000,000	998,913

Verizon Communications, Inc. 144A sr. unsec. unsub. notes
2.946%, 3/15/22	833,000	837,378

Vodafone Group PLC sr. unsec. unsub. notes 1.25%, 9/26/17
(United Kingdom)	744,000	743,603

		4,010,315

Conglomerates (0.6%)

Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	1,255,000	1,261,752

		1,261,752

Consumer cyclicals (4.3%)

Amazon.com, Inc. sr. unsec. notes 1.20%, 11/29/17	423,000	422,709

Autonation, Inc. company guaranty sr. unsec. unsub. notes
6.75%, 4/15/18	365,000	381,712

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	100,000	107,421

Dollar General Corp. sr. unsec. sub. notes 1.875%, 4/15/18	300,000	300,492

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.134%, 8/4/25	881,000	893,044

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 3.157%, 8/4/20	2,000,000	2,033,494

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 3.096%, 5/4/23	594,000	584,464

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.10%, 1/15/19	2,000,000	2,030,134

Moody’s Corp. sr. unsec. unsub. notes 2.75%, 12/15/21	1,000,000	1,003,381

S&P Global, Inc. company guaranty sr. unsec. unsub. notes
3.30%, 8/14/20	1,010,000	1,035,186

		8,792,037

Consumer finance (1.1%)

Air Lease Corp. sr. unsec. notes 2.625%, 9/4/18	1,385,000	1,395,322

American Express Co. jr. unsec. sub. FRN Ser. C, 4.90%,
perpetual maturity	370,000	374,625

American Express Co. sr. unsec. notes 7.00%, 3/19/18	286,000	299,288

American Express Co. sr. unsec. notes 6.15%, 8/28/17	174,000	176,656

		2,245,891

18 Absolute Return 100 Fund

	Principal
CORPORATE BONDS AND NOTES (39.5%)* cont.	amount	Value

Consumer staples (3.7%)

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.625%, 1/14/20	$1,000,000	$1,015,143

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	577,000	630,345

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	578,000	589,000

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 1.90%, 2/1/19	1,255,000	1,257,625

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 1.25%, 1/17/18	156,000	155,747

CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	1,030,000	1,127,250

CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18	430,000	433,121

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
1.50%, 5/11/17 (United Kingdom)	202,000	202,029

Molson Coors Brewing Co. 144A company guaranty sr. unsec.
unsub. notes 1.90%, 3/15/19	680,000	679,585

Mondelez International Holdings Netherlands BV 144A company
guaranty sr. unsec. unsub. notes 1.625%, 10/28/19 (Netherlands)	1,000,000	983,642

PepsiCo, Inc. sr. unsec. unsub. notes 1.25%, 8/13/17	427,000	427,123

		7,500,610

Energy (4.2%)

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.846%, 5/5/17 (United Kingdom)	430,000	430,016

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.70%,
5/15/17 (Canada)	430,000	430,602

Chevron Corp. sr. unsec. unsub. notes 1.561%, 5/16/19	530,000	529,439

Chevron Corp. sr. unsec. unsub. notes 1.104%, 12/5/17	423,000	422,487

ConocoPhillips Co. company guaranty sr. unsec. unsub. notes
1.05%, 12/15/17	430,000	428,664

Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	25,000	29,785

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.25%, 3/17/44 (Brazil)	1,289,000	1,282,125

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.375%, 5/23/21 (Brazil)	248,000	280,860

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.85%, 6/5/15 (Brazil)	397,000	353,529

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	714,000	739,883

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	53,000	55,518

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	1,500,000	1,596,303

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	99,000	96,030

Phillips 66 company guaranty sr. unsec. unsub. notes 2.95%, 5/1/17	430,000	430,000

Phillips 66 144A company guaranty sr. unsec. FRN 1.886%, 4/15/20	1,000,000	1,001,491

Total Capital International SA company guaranty sr. unsec. unsub.
notes 1.55%, 6/28/17 (France)	423,000	422,998

		8,529,730

Absolute Return 100 Fund 19

	Principal
CORPORATE BONDS AND NOTES (39.5%)* cont.	amount	Value

Financial (2.2%)

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	$1,977,000	$2,228,897

Macquarie Group Ltd. 144A sr. unsec. notes 7.625%,
8/13/19 (Australia)	260,000	288,858

Morgan Stanley sr. unsec. unsub. FRN 2.336%, 1/20/22	1,500,000	1,513,890

UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 3.00%, 4/15/21 (Jersey)	565,000	568,858

		4,600,503

Health care (1.3%)

Amgen, Inc. sr. unsec. unsub. notes 2.125%, 5/15/17	430,000	430,102

AstraZeneca PLC sr. unsec. unsub. notes 5.90%, 9/15/17
(United Kingdom)	430,000	437,175

Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	730,000	760,423

Johnson & Johnson sr. unsec. notes 5.15%, 7/15/18	269,000	281,213

Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 1.90%, 9/23/19 (Ireland)	500,000	496,878

UnitedHealth Group, Inc. sr. unsec. notes 6.00%, 2/15/18	192,000	198,724

		2,604,515

Insurance (1.8%)

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB
8.125%, 6/15/38	235,000	249,688

Marsh & McLennan Companies, Inc. sr. unsec. unsub. notes
2.75%, 1/30/22	1,000,000	1,010,421

MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	1,180,000	1,288,127

Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	790,000	800,863

Protective Life Global Funding 144A notes 2.262%, 4/8/20	325,000	325,199

		3,674,298

Investment banking/Brokerage (1.1%)

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN
2.209%, 11/15/21	1,500,000	1,511,060

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	280,000	281,033

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2.375%, 1/22/18	229,000	230,135

Macquarie Bank, Ltd. 144A sr. unsec. notes 4.00%,
7/29/25 (Australia)	310,000	323,859

		2,346,087

Real estate (0.6%)

Liberty Property LP sr. unsec. unsub. notes 3.375%, 6/15/23 R	550,000	553,044

Select Income REIT sr. unsec. unsub. notes 3.60%, 2/1/20 R	130,000	131,480

Select Income REIT sr. unsec. unsub. notes 2.85%, 2/1/18 R	130,000	130,727

Simon Property Group LP 144A sr. unsec. unsub. notes
1.50%, 2/1/18 R	389,000	388,568

		1,203,819

20 Absolute Return 100 Fund

	Principal
CORPORATE BONDS AND NOTES (39.5%)* cont.	amount	Value

Technology (2.1%)

Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	$1,395,000	$1,409,335

Broadcom Corp./Broadcom Cayman Finance, Ltd. 144A company
guaranty sr. unsec. unsub. notes 3.00%, 1/15/22	1,000,000	1,007,908

eBay, Inc. sr. unsec. unsub. notes 1.35%, 7/15/17	430,000	429,894

Intel Corp. sr. unsec. unsub. notes 1.35%, 12/15/17	430,000	430,252

Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	990,000	970,351

		4,247,740

Transportation (0.4%)

Continental Airlines, Inc. Pass-Through Trust pass-through
certificates Ser. 97-4, Class A, 6.90%, 1/2/18	67,194	68,236

Continental Airlines, Inc. Pass-Through Trust pass-through
certificates Ser. 98-1, Class A, 6.648%, 9/15/17	5,880	5,968

Federal Express Corp. Pass-Through Trust 144A pass-through
certificates Ser. 12, 2.625%, 1/15/18	35,259	35,279

FedEx Corp. company guaranty sr. unsec. unsub. notes
3.20%, 2/1/25	625,000	630,686

		740,169

Utilities and power (1.8%)

Boardwalk Pipelines LP company guaranty sr. unsec. unsub. notes
5.75%, 9/15/19	500,000	536,357

Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7.125%, 12/1/18	289,000	312,811

Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	320,000	319,944

Great Plains Energy, Inc. sr. unsec. unsub. notes 2.50%, 3/9/20	450,000	455,243

IPALCO Enterprises, Inc. sr. notes 5.00%, 5/1/18	277,000	284,618

Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9.50%, 4/1/19	654,000	741,077

TransCanada PipeLines, Ltd. sr. unsec. notes 1.625%,
11/9/17 (Canada)	1,000,000	999,825

		3,649,875

Total corporate bonds and notes (cost $79,982,914)		$80,730,686

	Principal
MORTGAGE-BACKED SECURITIES (25.1%)*	amount	Value

Agency collateralized mortgage obligations (3.4%)

Federal Home Loan Mortgage Corporation

IFB Ser. 2976, Class LC, 20.774%, 5/15/35	$20,687	$30,405

Ser. 3724, Class CM, 5.50%, 6/15/37	45,593	50,886

Ser. 2533, Class HB, 5.50%, 12/15/17	5,242	5,287

Ser. 2513, Class DB, 5.00%, 10/15/17	3,232	3,251

Ser. 3539, Class PM, 4.50%, 5/15/37	22,894	23,790

Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M2,
IO, 3.641%, 10/25/24	81,986	82,670

Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
3.591%, 12/25/27	222,630	228,431

Ser. 3805, Class AK, 3.50%, 4/15/24	10,782	10,819

Structured Agency Credit Risk Debt FRN Ser. 14-DN3, Class M2,
3.391%, 8/25/24	56,600	56,798

Absolute Return 100 Fund 21

	Principal
MORTGAGE-BACKED SECURITIES (25.1%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Federal Home Loan Mortgage Corporation

Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M2,
3.191%, 10/25/28	$381,000	$389,819

Structured Agency Credit Risk Debt FRN Ser. 15-HQ1, Class M2,
3.191%, 3/25/25	173,593	175,689

Ser. 3876, Class CA, 2.75%, 6/15/26	23,740	23,861

Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M1,
2.091%, 12/25/28	334,313	335,472

Ser. 3609, Class LK, 2.00%, 12/15/24	158,561	158,753

FRB Ser. 8, Class A9, IO, 0.445%, 11/15/28	101,858	1,401

FRB Ser. 59, Class 1AX, IO, 0.274%, 10/25/43	266,256	2,652

Ser. 48, Class A2, IO, 0.212%, 7/25/33	401,158	2,962

Ser. 3835, Class FO, PO, zero %, 4/15/41	1,361,124	1,174,161

Federal National Mortgage Association

IFB Ser. 05-75, Class GS, 17.278%, 8/25/35	136,758	178,850

IFB Ser. 11-4, Class CS, 10.919%, 5/25/40	189,998	219,085

Ser. 05-68, Class PC, 5.50%, 7/25/35	24,036	24,982

IFB Ser. 12-36, Class SN, IO, 5.459%, 4/25/42	1,504,707	276,264

Ser. 09-100, Class PA, 4.50%, 4/25/39	5,732	5,764

Ser. 11-60, Class PA, 4.00%, 10/25/39	26,270	27,138

Ser. 03-43, Class YA, 4.00%, 3/25/33	204,067	206,276

Ser. 04-2, Class QL, 4.00%, 2/25/19	45,224	45,800

Ser. 10-155, Class A, 3.50%, 9/25/25	22,891	23,297

Ser. 10-81, Class AP, 2.50%, 7/25/40	81,150	81,129

Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
2.341%, 1/25/29	222,107	223,742

Ser. 98-W5, Class X, IO, 0.619%, 7/25/28	199,533	9,727

Ser. 98-W2, Class X, IO, 0.536%, 6/25/28	652,423	31,806

Government National Mortgage Association

IFB Ser. 14-20, Class SQ, IO, 5.107%, 7/20/43	4,165,784	632,678

Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	785,609	150,248

Ser. 13-20, Class QI, IO, 4.50%, 12/16/42	4,625,196	796,428

Ser. 09-32, Class AB, 4.00%, 5/16/39	26,451	28,122

Ser. 13-23, Class IK, IO, 3.00%, 9/20/37	10,512,943	1,127,051

Ser. 10-151, Class KO, PO, zero %, 6/16/37	151,640	126,579

GSMPS Mortgage Loan Trust 144A

FRB Ser. 98-4, IO, 1.147%, 12/19/26	35,886	—

FRB Ser. 98-2, IO, 1.004%, 5/19/27	20,193	—

FRB Ser. 99-2, IO, 0.84%, 9/19/27	50,767	444

FRB Ser. 98-3, IO, zero %, 9/19/27	23,841	—

		6,972,517

Commercial mortgage-backed securities (17.0%)

Banc of America Commercial Mortgage Trust

FRB Ser. 07-3, Class AJ, 5.85%, 6/10/49	282,731	283,805

Ser. 06-4, Class AJ, 5.695%, 7/10/46	301,577	301,010

FRB Ser. 07-1, Class XW, IO, 0.413%, 1/15/49	239,244	1,181

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-4, Class XC, IO, 0.019%, 7/10/42	33,893	7

22 Absolute Return 100 Fund

	Principal
MORTGAGE-BACKED SECURITIES (25.1%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 07-T26, Class AJ, 5.566%, 1/12/45	$996,000	$963,630

Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 06-PW11, Class B, 5.328%, 3/11/39	718,201	686,615

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D,
5.945%, 12/15/47	507,000	506,366

Citigroup Commercial Mortgage Trust

FRB Ser. 13-GC17, Class C, 5.259%, 11/10/46	588,000	620,707

Ser. 14-GC21, Class AS, 4.026%, 5/10/47	486,000	505,464

COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.99%, 5/15/46	639,019	640,326

COMM Mortgage Pass-Through Certificates FRB Ser. 14-CR14,
Class XA, IO, 0.973%, 2/10/47	10,981,620	351,302

COMM Mortgage Trust

FRB Ser. 12-LC4, Class C, 5.763%, 12/10/44	522,000	568,458

Ser. 06-C8, Class AJ, 5.377%, 12/10/46	191,256	191,390

FRB Ser. 14-CR17, Class C, 4.895%, 5/10/47	408,000	409,297

FRB Ser. 14-CR18, Class C, 4.894%, 7/15/47	692,000	718,088

FRB Ser. 14-LC15, Class XA, IO, 1.515%, 4/10/47	12,298,924	701,850

FRB Ser. 13-LC13, Class XA, IO, 1.508%, 8/10/46	9,251,443	419,275

FRB Ser. 14-CR17, Class XA, IO, 1.312%, 5/10/47	6,182,721	324,593

Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1,
Class AJ, 6.507%, 2/15/41	500,000	455,800

Credit Suisse First Boston Mortgage Securities Corp. 144A

Ser. 98-C1, Class F, 6.00%, 5/17/40	69,849	70,946

FRB Ser. 03-C3, Class AX, IO, 2.207%, 5/15/38	383,550	65

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636%, 12/18/49	11,200	11,200

DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.51%, 8/10/44	958,000	988,752

GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class D,
4.559%, 6/10/48	819,366	827,535

GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3,
Class XC, IO, 0.11%, 7/10/45	797,728	5

GS Mortgage Securities Corp. II FRB Ser. 13-GC10, Class XA, IO,
1.735%, 2/10/46	2,578,268	175,580

GS Mortgage Securities Corp. II 144A FRB Ser. 13-GC10, Class D,
4.557%, 2/10/46	521,000	495,575

GS Mortgage Securities Trust

FRB Ser. 14-GC18, Class C, 5.11%, 1/10/47	686,000	716,149

FRB Ser. 13-GC12, Class C, 4.179%, 6/10/46	280,000	272,972

FRB Ser. 13-GC12, Class XA, IO, 1.691%, 6/10/46	4,572,866	293,121

FRB Ser. 14-GC24, Class XA, IO, 0.986%, 9/10/47	3,088,529	136,760

GS Mortgage Securities Trust 144A

FRB Ser. 12-GC6, Class D, 5.841%, 1/10/45	389,000	375,463

FRB Ser. 14-GC18, Class D, 5.11%, 1/10/47	295,000	252,029

FRB Ser. 13-GC12, Class D, 4.584%, 6/10/46	890,000	785,158

JPMBB Commercial Mortgage Securities Trust

FRB Ser. 14-C19, Class C, 4.822%, 4/15/47	393,000	399,265

Ser. 13-C17, Class AS, 4.458%, 1/15/47	241,000	259,147

Absolute Return 100 Fund 23

	Principal
MORTGAGE-BACKED SECURITIES (25.1%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

JPMorgan Chase Commercial Mortgage Securities Trust

FRB Ser. 07-CB20, Class AJ, 6.37%, 2/12/51	$39,500	$40,468

FRB Ser. 05-LDP5, Class F, 5.817%, 12/15/44	606,405	603,450

FRB Ser. 05-CB11, Class C, 5.518%, 8/12/37	500,000	507,650

Ser. 04-LN2, Class A2, 5.115%, 7/15/41	11,429	11,439

FRB Ser. 13-C10, Class XA, IO, 1.323%, 12/15/47	12,367,115	609,142

JPMorgan Chase Commercial Mortgage Securities Trust 144A

FRB Ser. 11-C3, Class E, 5.801%, 2/15/46	1,293,000	1,268,950

FRB Ser. 12-C6, Class E, 5.313%, 5/15/45	898,000	843,402

FRB Ser. 12-C8, Class C, 4.759%, 10/15/45	501,000	516,888

FRB Ser. 12-LC9, Class D, 4.535%, 12/15/47	173,000	173,986

FRB Ser. 13-C13, Class D, 4.188%, 1/15/46	179,000	170,612

LB-UBS Commercial Mortgage Trust

FRB Ser. 06-C3, Class C, 5.744%, 3/15/39	251,350	247,969

FRB Ser. 06-C6, Class B, 5.472%, 9/15/39	527,000	47,430

FRB Ser. 06-C6, Class AJ, 5.452%, 9/15/39	269,821	232,047

FRB Ser. 07-C2, Class XW, IO, 0.474%, 2/15/40	94,266	9

LSTAR Commercial Mortgage Trust 144A

FRB Ser. 15-3, Class B, 3.369%, 4/20/48	1,713,000	1,499,132

FRB Ser. 15-3, Class C, 3.369%, 4/20/48	338,000	284,653

Merrill Lynch Mortgage Trust Ser. 04-KEY2, Class D,
5.046%, 8/12/39	278,850	276,128

Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC, IO,
0.005%, 6/12/43	2,070,352	8

ML-CFC Commercial Mortgage Trust 144A FRB Ser. 06-4, Class XC,
IO, 0.892%, 12/12/49	2,906,396	11,335

Morgan Stanley Bank of America Merrill Lynch Trust

Ser. 12-C5, Class AS, 3.792%, 8/15/45	346,000	360,601

FRB Ser. 13-C7, Class XA, IO, 1.628%, 2/15/46	13,228,986	789,770

FRB Ser. 14-C17, Class XA, IO, 1.404%, 8/15/47	8,637,363	465,122

Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 13-C7, Class XB, IO, 0.434%, 2/15/46	24,165,000	443,041

Morgan Stanley Capital I Trust Ser. 07-HQ11, Class AJ,
5.508%, 2/12/44	240,835	239,992

Morgan Stanley Capital I Trust 144A

FRB Ser. 11-C3, Class E, 5.327%, 7/15/49	301,000	299,475

FRB Ser. 12-C4, Class XA, IO, 2.282%, 3/15/45	3,746,735	307,230

UBS-Barclays Commercial Mortgage Trust 144A

FRB Ser. 12-C3, Class C, 5.123%, 8/10/49	300,000	316,620

FRB Ser. 12-C2, Class D, 5.068%, 5/10/63	279,000	275,178

FRB Ser. 12-C4, Class XA, IO, 1.893%, 12/10/45	5,336,065	370,772

FRB Ser. 12-C2, Class XA, IO, 1.583%, 5/10/63	16,193,202	892,773

Wachovia Bank Commercial Mortgage Trust

FRB Ser. 05-C21, Class D, 5.471%, 10/15/44	240,000	238,343

Ser. 07-C30, Class AJ, 5.413%, 12/15/43	125,584	126,131

FRB Ser. 06-C29, IO, 0.496%, 11/15/48	4,135,744	165

Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 07-C31,
IO, 0.309%, 4/15/47	18,127,308	2,832

24 Absolute Return 100 Fund

	Principal
MORTGAGE-BACKED SECURITIES (25.1%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

Wells Fargo Commercial Mortgage Trust

FRB Ser. 13-LC12, Class C, 4.431%, 7/15/46	$898,000	$918,205

Ser. 12-LC5, Class AS, 3.539%, 10/15/45	424,000	437,526

Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.431%, 7/15/46	964,000	885,355

WF-RBS Commercial Mortgage Trust

Ser. 14-C19, Class C, 4.646%, 3/15/47	212,000	216,410

FRB Ser. 12-C10, Class C, 4.536%, 12/15/45	544,000	534,715

Ser. 13-C18, Class AS, 4.387%, 12/15/46	491,000	526,779

Ser. 13-UBS1, Class AS, 4.306%, 3/15/46	305,000	325,029

Ser. 13-C12, Class AS, 3.56%, 3/15/48	395,000	405,590

Ser. 13-C11, Class AS, 3.311%, 3/15/45	224,000	227,815

FRB Ser. 13-C17, Class XA, IO, 1.676%, 12/15/46	6,045,670	321,630

WF-RBS Commercial Mortgage Trust 144A

FRB Ser. 11-C5, Class E, 5.861%, 11/15/44	517,000	524,290

FRB Ser. 11-C2, Class D, 5.788%, 2/15/44	239,000	247,437

Ser. 11-C4, Class D, 5.265s, 6/15/44	1,045,000	1,043,004

Ser. 11-C4, Class E, 5.265%, 6/15/44	285,000	271,178

FRB Ser. 13-C15, Class D, 4.629%, 8/15/46	662,000	586,837

FRB Ser. 13-C12, Class XA, IO, 1.515%, 3/15/48	1,293,331	68,104

		34,721,533

Residential mortgage-backed securities (non-agency) (4.7%)

BCAP, LLC Trust 144A FRB Ser. 14-RR1, Class 2A2, 2.86%, 1/26/36	500,000	436,330

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
3.144%, 5/25/35	556,981	565,335

Countrywide Alternative Loan Trust

FRB Ser. 06-OA7, Class 1A2, 1.602%, 6/25/46	2,234,560	2,055,795

FRB Ser. 05-59, Class 1A1, 1.323%, 11/20/35	635,035	574,961

FRB Ser. 06-OA10, Class 4A1, 1.181%, 8/25/46	2,428,557	2,161,416

Countrywide Home Loans Mortgage Pass-Through Trust FRB
Ser. 05-3, Class 1A1, 1.611%, 4/25/35	255,430	205,314

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.891%, 10/25/28	467,620	542,291

Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.691%, 4/25/28	155,110	177,164

Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
6.541%, 4/25/28	60,000	67,047

Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
5.991%, 7/25/25	10,000	11,129

Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
5.241%, 4/25/29	20,000	21,616

GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, 1.171%, 5/25/36	693,727	354,217

Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
2.974%, 2/25/35	187,318	188,781

Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.598%, 8/26/47	1,265,000	1,030,975

Absolute Return 100 Fund 25

		Principal
MORTGAGE-BACKED SECURITIES (25.1%)* cont.		amount	Value

Residential mortgage-backed securities (non-agency) cont.

Structured Asset Securities Corp. Mortgage Loan Trust FRB
Ser. 06-AM1, Class A4, 1.151%, 4/25/36		$275,787	$270,652

WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR17,
Class A1B2, 1.401%, 12/25/45		1,083,278	1,007,556

			9,670,579

Total mortgage-backed securities (cost $52,291,909)			$51,364,629

U.S. GOVERNMENT AND AGENCY		Principal
MORTGAGE OBLIGATIONS (7.9%)*		amount	Value

U.S. Government Agency Mortgage Obligations (7.9%)

Federal Home Loan Mortgage Corporation 4.50%, 10/1/18		$6,384	$6,464

Federal Home Loan Mortgage Corporation Pass-Through Certificates

6.00%, 9/1/17		15,207	15,291

4.50%, 8/1/18		5,105	5,226

Federal National Mortgage Association Pass-Through Certificates

6.00%, with due dates from 9/1/18 to 9/1/19		11,703	11,953

4.50%, 11/1/44		761,639	830,098

4.50%, TBA, 5/1/47		1,000,000	1,076,094

4.00%, TBA, 5/1/47		1,000,000	1,053,281

3.50%, TBA, 6/1/47		5,000,000	5,131,250

3.50%, TBA, 5/1/47		5,000,000	5,141,797

3.00%, TBA, 5/1/47		2,000,000	1,998,281

2.50%, TBA, 5/1/47		1,000,000	962,969

Total U.S. government and agency mortgage obligations (cost $16,166,587)			$16,232,704

		Principal
U.S. TREASURY OBLIGATIONS (—%)*		amount	Value

U.S. Treasury Notes 2.00%, 9/30/20 ∆		$58,000	$58,833

Total U.S. treasury obligations (cost $57,982)			$58,833

FOREIGN GOVERNMENT AND AGENCY	Principal amount/
BONDS AND NOTES (3.1%)*		units	Value

Argentina (Republic of) sr. unsec. unsub. bonds 7.125%,
7/6/36 (Argentina)		$220,000	$222,640

Argentina (Republic of) sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)		570,000	602,205

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)		450,000	519,750

Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		380,000	403,017

Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		600,000	643,500

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)		300,000	352,875

Russia (Federation of) 144A sr. unsec. unsub. bonds 12.75%,
6/24/28 (Russia)		750,000	1,329,375

Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)		2,000,000	2,225,000

Turkey (Republic of) unsec. notes 11.00%, 3/2/22 (Turkey)	TRY	479,000	137,013

Total foreign government and agency bonds and notes (cost $5,999,036)			$6,435,375

26 Absolute Return 100 Fund

	Principal
ASSET-BACKED SECURITIES (2.1%)*	amount	Value

Mortgage Repurchase Agreement Financing Trust 144A FRB
Ser. 16-5, Class A, 2.159%, 6/10/19	$1,598,000	$1,598,000

Station Place Securitization Trust 144A FRB Ser. 17-1, Class A,
1.891%, 2/25/49	2,770,000	2,770,000

Total asset-backed securities (cost $4,368,000)		$4,368,000

PURCHASED SWAP OPTIONS OUTSTANDING
(0.1%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
1.54/3 month USD-LIBOR-BBA/Jun-18	Jun-17/1.54	$4,338,000	$4,815

1.495/3 month USD-LIBOR-BBA/Jul-18	Jul-17/1.495	4,338,000	2,820

(1.495)/3 month USD-LIBOR-BBA/Jul-18	Jul-17/1.495	4,338,000	2,082

1.698/3 month USD-LIBOR-BBA/Jun-18	Jun-17/1.698	4,338,000	1,692

Barclays Bank PLC
2.62/3 month USD-LIBOR-BBA/May-37	May-17/2.62	1,446,000	31,639

Citibank, N.A.
2.25/3 month USD-LIBOR-BBA/Sep-27	Sep-17/2.25	2,892,000	37,741

2.368/3 month USD-LIBOR-BBA/Jun-27	Jun-17/2.368	2,169,000	27,763

1.6125/3 month USD-LIBOR-BBA/Aug-18	Aug-17/1.6125	5,784,000	7,577

2.062/3 month USD-LIBOR-BBA/May-27	May-17/2.062	5,784,000	5,090

1.954/3 month USD-LIBOR-BBA/May-27	May-17/1.954	2,169,000	737

Goldman Sachs International
1.884/3 month USD-LIBOR-BBA/Jul-18	Jul-17/1.884	4,338,000	6,073

JPMorgan Chase Bank N.A.
2.4427/3 month USD-LIBOR-BBA/May-27	May-17/2.4427	1,446,000	24,698

2.9498/3 month USD-LIBOR-BBA/May-27	May-17/2.9498	1,446,000	18,147

(2.81025)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.81025	2,892,000	12,117

1.999/3 month USD-LIBOR-BBA/Jul-27	Jul-17/1.999	1,446,000	4,613

Total purchased swap options outstanding (cost $196,530)			$187,604

	Expiration
	date/strike	Contract
PURCHASED OPTIONS OUTSTANDING (0.1%)*	price	amount	Value

Federal National Mortgage Association 30 yr 3.00% TBA
commitments (Call)	Jun-17/$98.51	$4,000,000	$56,116

Federal National Mortgage Association 30 yr 3.00% TBA
commitments (Call)	Jun-17/98.63	4,000,000	52,152

Federal National Mortgage Association 30 yr 3.00% TBA
commitments (Call)	Jun-17/98.76	4,000,000	48,308

Federal National Mortgage Association 30 yr 3.50% TBA
commitments (Put)	May-17/100.83	4,000,000	4

Federal National Mortgage Association 30 yr 3.50% TBA
commitments (Put)	May-17/100.95	4,000,000	4

Federal National Mortgage Association 30 yr 3.50% TBA
commitments (Put)	May-17/100.71	4,000,000	4

Total purchased options outstanding (cost $191,250)			$156,588

Absolute Return 100 Fund 27

	Principal amount/
SHORT-TERM INVESTMENTS (30.1%)*		shares	Value

Amcor, Ltd./Australia commercial paper 1.303%, 5/25/17		$1,000,000	$999,098

American Electric Power Co., Inc. commercial paper
1.312%, 5/10/17		1,000,000	999,620

Amphenol Corp. commercial paper 1.252%, 6/1/17		1,000,000	998,841

Assa Abloy Financial Services AB commercial paper
1.314%, 6/28/17		1,000,000	997,794

Autonation, Inc. commercial paper 1.370%, 5/1/17		1,000,000	999,885

AutoZone, Inc. commercial paper 1.201%, 5/12/17		1,000,000	999,554

Berkshire Hathaway Energy Co. commercial paper
1.151%, 5/10/17		1,000,000	999,620

Canadian Natural Resources, Ltd. commercial paper
1.472%, 5/16/17		1,000,000	999,348

CenterPoint Energy Resources Corp. commercial paper
1.333%, 5/22/17		1,000,000	999,210

Church & Dwight Co. Inc. 144A commercial paper 1.181%, 5/11/17		1,000,000	999,588

CRH America Finance, Inc. commercial paper 1.313%, 5/22/17		1,000,000	999,210

E. I. du Pont de Nemours & Co. 144A commercial paper
1.191%, 5/25/17		1,000,000	999,110

Electricite De France SA commercial paper 1.231%, 5/30/17		1,000,000	998,974

Enbridge Energy Partners LP 144A commercial paper
1.622%, 5/2/17		1,000,000	999,857

Energy Transfer Partners LP commercial paper 1.450%, 5/1/17		1,000,000	999,885

Enterprise Products Operating, LLC commercial paper
1.251%, 5/12/17		1,000,000	999,554

ERP Operating LP commercial paper 1.251%, 5/26/17		1,000,000	999,060

Exelon Generation Co., LLC commercial paper 1.190%, 5/5/17		1,000,000	999,782

Experian Finance PLC commercial paper 1.171%, 5/12/17		1,000,000	999,573

Kansas City Southern commercial paper 1.401%, 5/11/17		1,000,000	999,495

KCP&L Greater Missouri Operations Co. commercial paper
1.120%, 5/1/17		1,000,000	999,908

Kinder Morgan, Inc./DE commercial paper 1.450%, 5/1/17		1,000,000	999,885

Kroger Co. (The) commercial paper 1.130%, 5/3/17		1,000,000	999,846

Marriott International, Inc./MD commercial paper
1.363%, 6/27/17		1,000,000	997,833

Marsh & McLennan Companies, Inc. commercial paper
1.221%, 5/3/17		1,000,000	999,846

Mondelez International, Inc. commercial paper 1.191%, 5/17/17		1,000,000	999,387

Nationwide Building Society 144A commercial paper
1.154%, 8/2/17		750,000	747,596

Newell Brands, Inc. commercial paper 1.250%, 5/8/17		1,000,000	999,613

NiSource Finance Corp. commercial paper 1.282%, 5/10/17		1,000,000	999,620

ONEOK Partners LP commercial paper 1.511%, 5/8/17		1,000,000	999,686

Putnam Short Term Investment Fund 0.87% L	Shares	21,896,483	21,896,483

Sempra Global commercial paper 1.425%, 8/3/17		$1,000,000	996,257

Sysco Corp. commercial paper 1.130%, 5/1/17		1,000,000	999,908

Telus Corp. commercial paper 1.251%, 5/12/17		1,000,000	999,554

U.S. Treasury Bills 0.812%, 7/20/17 ∆ §		2,746,000	2,741,281

U.S. Treasury Bills 0.768%, 7/13/17 §		89,000	88,866

U.S. Treasury Bills 0.756%, 5/18/17 §		15,000	14,995

UDR, Inc. 144A commercial paper 1.261%, 5/3/17		1,000,000	999,846

Westar Energy, Inc. commercial paper 1.201%, 5/4/17		1,000,000	999,814

28 Absolute Return 100 Fund

	Principal amount/
SHORT-TERM INVESTMENTS (30.1%)* cont.	shares	Value

Whirlpool Corp. commercial paper 1.120%, 5/2/17	$1,000,000	$999,877

WPP CP, LLC commercial paper 1.281%, 5/2/17	1,000,000	999,877

Total short-term investments (cost $61,469,764)		$61,467,036

TOTAL INVESTMENTS

Total investments (cost $220,723,972)		$221,001,455

Key to holding’s currency abbreviations

TRY	Turkish Lira

Key to holding’s abbreviations

BKNT	Bank Note
bp	Basis Points
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2016 through April 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $204,490,686.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $45,769,378 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

Absolute Return 100 Fund 29

FORWARD CURRENCY CONTRACTS at 4/30/17 (aggregate face value $137,340) (Unaudited)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	depreciation

Royal Bank of Scotland PLC (The)
	Turkish Lira	Sell	6/21/17	$137,885	$137,340	$(545)

Total						$(545)

WRITTEN SWAP OPTIONS OUTSTANDING at 4/30/17 (premiums $3,123,140) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.

2.082/3 month USD-LIBOR-BBA/Jul-20	Jul-17/2.082	$1,446,000	$564

(1.728)/3 month USD-LIBOR-BBA/Jul-20	Jul-17/1.728	1,446,000	3,008

(1.993)/3 month USD-LIBOR-BBA/Jun-18	Jun-17/1.993	4,338,000	9,110

Barclays Bank PLC

(2.905)/3 month USD-LIBOR-BBA/May-27	May-17/2.905	1,446,000	13,462

(2.40)/3 month USD-LIBOR-BBA/May-27	May-17/2.40	1,446,000	19,131

Citibank, N.A.

2.7055/3 month USD-LIBOR-BBA/Jun-27	Jun-17/2.7055	2,169,000	347

2.51275/3 month USD-LIBOR-BBA/May-27	May-17/2.51275	2,169,000	1,323

(2.068)/3 month USD-LIBOR-BBA/Jun-27	Jun-17/2.068	2,169,000	3,948

(2.0625)/3 month USD-LIBOR-BBA/Aug-18	Aug-17/2.0625	5,784,000	8,792

(2.196)/3 month USD-LIBOR-BBA/May-27	May-17/2.196	2,892,000	9,891

(2.218)/3 month USD-LIBOR-BBA/Jun-27	Jun-17/2.218	2,169,000	11,864

(2.206)/3 month USD-LIBOR-BBA/Jun-27	Jun-17/2.206	2,892,000	16,484

Goldman Sachs International

(1.674)/3 month USD-LIBOR-BBA/Jul-18	Jul-17/1.674	4,338,000	2,169

(1.779)/3 month USD-LIBOR-BBA/Jul-18	Jul-17/1.779	4,338,000	3,774

JPMorgan Chase Bank N.A.

(1.799)/3 month USD-LIBOR-BBA/Jul-27	Jul-17/1.799	2,892,000	3,181

2.534/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.534	1,446,000	14,662

(2.6657)/3 month USD-LIBOR-BBA/May-37	May-17/2.6657	1,446,000	42,397

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	16,499,000	781,888

Total			$945,995

WRITTEN OPTIONS OUTSTANDING at 4/30/17 (premiums $191,250) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.00% TBA commitments (Call)	Jun-17/$99.20	$4,000,000	$35,956

Federal National Mortgage Association
30 yr 3.00% TBA commitments (Call)	Jun-17/99.32	4,000,000	32,776

Federal National Mortgage Association
30 yr 3.00% TBA commitments (Call)	Jun-17/99.45	4,000,000	29,756

Federal National Mortgage Association
30 yr 3.00% TBA commitments (Call)	Jun-17/99.88	4,000,000	20,552

Federal National Mortgage Association
30 yr 3.00% TBA commitments (Call)	Jun-17/100.01	4,000,000	18,312

30 Absolute Return 100 Fund

WRITTEN OPTIONS OUTSTANDING at 4/30/17 (premiums $191,250) (Unaudited) cont.

Federal National Mortgage Association
30 yr 3.00% TBA commitments (Call)	Jun-17/100.13	$4,000,000	$16,248

Federal National Mortgage Association
30 yr 3.50% TBA commitments (Put)	May-17/100.26	4,000,000	4

Federal National Mortgage Association
30 yr 3.50% TBA commitments (Put)	May-17/99.69	4,000,000	4

Federal National Mortgage Association
30 yr 3.50% TBA commitments (Put)	May-17/100.38	4,000,000	4

Federal National Mortgage Association
30 yr 3.50% TBA commitments (Put)	May-17/99.81	4,000,000	4

Federal National Mortgage Association
30 yr 3.50% TBA commitments (Put)	May-17/100.13	4,000,000	4

Federal National Mortgage Association
30 yr 3.50% TBA commitments (Put)	May-17/99.56	4,000,000	4

Total			$153,624

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/17 (Unaudited)

Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)

Bank of America N.A.

2.5925/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	$433,800	$(15,291)	$798

2.785/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	433,800	(46,547)	578

(2.785)/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	433,800	(46,547)	(3,750)

(2.5925)/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	433,800	(15,291)	(4,841)

2.7175/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	433,800	39,194	9,374

(2.7175)/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	433,800	39,194	(777)

Barclays Bank PLC

2.43/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	433,800	(6,052)	1,024

(2.43)/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	433,800	(6,052)	(2,455)

Credit Suisse International

2.165/3 month USD-LIBOR-BBA/
May-27 (Purchased)	May-17/2.165	4,074,600	(13,636)	(673)

(2.2725)/3 month USD-LIBOR-BBA/
May-27 (Written)	May-17/2.2725	2,037,300	13,636	(671)

Goldman Sachs International

2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	86,800	(10,959)	686

(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	86,800	(10,959)	(585)

Absolute Return 100 Fund 31

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/17 (Unaudited) cont.

Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A.

2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	$433,800	$(60,569)	$5,323

(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	433,800	(60,569)	(10,103)

2.79/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	433,800	41,189	12,272

(2.79)/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	433,800	41,189	(5,305)

Total			$(118,070)	$895

TBA SALE COMMITMENTS OUTSTANDING at 4/30/17 (proceeds receivable $16,083,594) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4.00%, 5/1/47	$1,000,000	5/11/17	$1,053,281

Federal National Mortgage Association, 3.50%, 5/1/47	5,000,000	5/11/17	5,141,797

Federal National Mortgage Association, 3.00%, 6/1/47	2,000,000	6/13/17	1,994,531

Federal National Mortgage Association, 3.00%, 5/1/47	8,000,000	5/11/17	7,993,125

Total			$16,182,734

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/17 (Unaudited)

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$36,840,700 E	$17,039	6/21/19	1.75%	3 month USD-	$(64,599)
				LIBOR-BBA

36,734,200 E	25,476	6/21/22	2.20%	3 month USD-	(382,089)
				LIBOR-BBA

7,799,700 E	5,353	6/21/27	2.50%	3 month USD-	(152,747)
				LIBOR-BBA

991,800 E	(5,969)	6/21/47	2.70%	3 month USD-	(43,521)
				LIBOR-BBA

2,169,000	(2,198)	4/19/27	3 month USD-	2.297%	7,475
			LIBOR-BBA

2,169,000	5,177	4/19/27	2.435%	3 month USD-	(31,860)
				LIBOR-BBA

251,500	(3)	4/4/27	3 month USD-	2.39859%	3,612
			LIBOR-BBA

936,000	(12)	4/5/27	3 month USD-	2.3365%	8,099
			LIBOR-BBA

773,700	(10)	4/11/27	3 month USD-	2.30%	3,901
			LIBOR-BBA

773,700	(10)	4/11/27	3 month USD-	2.2955%	3,581
			LIBOR-BBA

773,700	(10)	4/11/27	3 month USD-	2.286%	2,910
			LIBOR-BBA

621,000	(8)	4/18/27	3 month USD-	2.24947%	82
			LIBOR-BBA

32 Absolute Return 100 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/17 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$414,000	$(5)	4/18/27	2.26748%	3 month USD-	$(748)
				LIBOR-BBA

414,000	(5)	4/18/27	3 month USD-	2.26833%	769
			LIBOR-BBA

255,000	(3)	4/18/27	3 month USD-	2.217%	(723)
			LIBOR-BBA

902,000	(12)	4/21/27	2.16803%	3 month USD-	6,666
				LIBOR-BBA

623,500	(8)	4/24/27	2.18336%	3 month USD-	3,820
				LIBOR-BBA

701,000	(9)	4/24/27	2.20876%	3 month USD-	2,667
				LIBOR-BBA

605,000	(8)	4/25/27	3 month USD-	2.1825%	(3,792)
			LIBOR-BBA

3,639,000	(29)	4/26/22	1.93%	3 month USD-	(230)
				LIBOR-BBA

1,015,000	(13)	4/28/27	2.3095%	3 month USD-	(5,227)
				LIBOR-BBA

95,000	(1)	5/2/27	3 month USD-	2.2855%	261
			LIBOR-BBA

2,892,000	8,348	4/12/27	3 month USD-	2.43%	(40,568)
			LIBOR-BBA

Total	$53,080				$(682,261)

E Extended effective date.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/17 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt *	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.

CMBX NA BBB–	BBB–/P	$2,939	$43,000	5/11/63	300 bp	$(1,842)
Index

CMBX NA BBB–	BBB–/P	5,604	93,000	5/11/63	300 bp	(4,737)
Index

CMBX NA BBB–	BBB–/P	11,483	186,000	5/11/63	300 bp	(9,201)
Index

CMBX NA BBB–	BBB–/P	10,944	192,000	5/11/63	300 bp	(10,406)
Index

Credit Suisse International

CMBX NA A Index	A/P	33,255	632,000	5/11/63	200 bp	7,680

CMBX NA BB Index	—	(26,086)	1,478,000	5/11/63	(500 bp)	251,726

CMBX NA BB Index	—	(5,121)	27,000	1/17/47	(500 bp)	(715)

CMBX NA BBB–	BBB–/P	83	1,000	5/11/63	300 bp	(28)
Index

CMBX NA BBB–	BBB–/P	24,966	189,000	5/11/63	300 bp	3,950
Index

Absolute Return 100 Fund 33

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/17 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt *	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.

CMBX NA BBB–	BBB–/P	$28,456	$196,000	5/11/63	300 bp	$6,661
Index

CMBX NA BBB–	BBB–/P	9,986	204,000	5/11/63	300 bp	(12,699)
Index

CMBX NA BBB–	BBB–/P	36,401	742,000	5/11/63	300 bp	(46,110)
Index

CMBX NA BBB–	BBB–/P	44,053	596,000	1/17/47	300 bp	(3,865)
Index

Goldman Sachs International

CMBX NA BB Index	—	(56,060)	548,000	5/11/63	(500 bp)	46,946

CMBX NA BB Index	—	(4,086)	27,000	1/17/47	(500 bp)	320

CMBX NA A Index	A/P	35,368	695,000	5/11/63	200 bp	7,244

CMBX NA A Index	A/P	49,762	987,000	1/17/47	200 bp	16,533

CMBX NA BB Index	—	(5,685)	28,000	1/17/47	(500 bp)	(1,117)

CMBX NA BBB–	BBB–/P	86	1,000	5/11/63	300 bp	(25)
Index

CMBX NA BBB–	BBB–/P	1,773	34,000	5/11/63	300 bp	(2,007)
Index

CMBX NA BBB–	BBB–/P	2,133	43,000	5/11/63	300 bp	(2,649)
Index

CMBX NA BBB–	BBB–/P	2,096	43,000	5/11/63	300 bp	(2,685)
Index

CMBX NA BBB–	BBB–/P	24,157	174,000	5/11/63	300 bp	4,809
Index

CMBX NA BBB–	BBB–/P	17,320	358,000	5/11/63	300 bp	(22,489)
Index

CMBX NA BBB–	—	(8,458)	104,000	1/17/47	(300 bp)	(96)
Index

CMBX NA BBB–	—	(135)	2,000	1/17/47	(300 bp)	26
Index

CMBX NA BBB–	—	(68)	1,000	1/17/47	(300 bp)	13
Index

CMBX NA BBB–	—	(69)	1,000	1/17/47	(300 bp)	11
Index

JPMorgan Securities LLC

CMBX NA A Index	A/P	25,971	537,000	5/11/63	200 bp	4,240

CMBX NA A Index	A/P	14,164	323,000	1/17/47	200 bp	3,290

CMBX NA BB Index	—	(8,014)	57,000	5/11/63	(500 bp)	2,700

CMBX NA BB Index	—	(3,596)	25,000	5/11/63	(500 bp)	1,104

CMBX NA BB Index	—	(2,792)	21,000	5/11/63	(500 bp)	1,155

CMBX NA BB Index	—	(6,676)	39,000	1/17/47	(500 bp)	(313)

CMBX NA BBB–	BBB–/P	44	1,000	5/11/63	300 bp	(67)
Index

CMBX NA BBB–	BBB–/P	14,268	98,000	5/11/63	300 bp	3,370
Index

34 Absolute Return 100 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/17 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt *	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Securities LLC cont.

CMBX NA BBB–	BBB–/P	$14,988	$104,000	5/11/63	300 bp	$3,423
Index

CMBX NA BBB–	BBB–/P	38,043	257,000	5/11/63	300 bp	9,464
Index

CMBX NA BBB–	BBB–/P	38,043	257,000	5/11/63	300 bp	9,464
Index

CMBX NA BBB–	BBB–/P	41,013	523,000	5/11/63	300 bp	(17,145)
Index

CMBX NA BBB–	BBB–/P	51,054	605,000	5/11/63	300 bp	(16,222)
Index

CMBX NA BBB–	—	(25,881)	281,000	1/17/47	(300 bp)	(3,289)
Index

CMBX NA BBB–	—	(9,318)	112,000	1/17/47	(300 bp)	(313)
Index

CMBX NA BBB–	—	(6,803)	86,000	1/17/47	(300 bp)	112
Index

Total		$409,605				$226,221

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index.

The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2017. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Absolute Return 100 Fund 35

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$4,368,000	$—

Corporate bonds and notes	—	80,730,686	—

Foreign government and agency bonds and notes	—	6,435,375	—

Mortgage-backed securities	—	51,364,629	—

Purchased options outstanding	—	156,588	—

Purchased swap options outstanding	—	187,604	—

U.S. government and agency mortgage obligations	—	16,232,704	—

U.S. treasury obligations	—	58,833	—

Short-term investments	21,896,483	39,570,553	—

Totals by level	$21,896,483	$199,104,972	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(545)	$—

Written options outstanding	—	(153,624)	—

Written swap options outstanding	—	(945,995)	—

Forward premium swap option contracts	—	895	—

TBA sale commitments	—	(16,182,734)	—

Interest rate swap contracts	—	(735,341)	—

Credit default contracts	—	(183,384)	—

Totals by level	$—	$(18,200,728)	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

36 Absolute Return 100 Fund

Statement of assets and liabilities 4/30/17 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $198,827,489)	$199,104,972
Affiliated issuers (identified cost $21,896,483) (Note 5)	21,896,483

Cash	92,063

Interest and other receivables	1,302,667

Receivable for shares of the fund sold	112,203

Receivable for investments sold	181,206

Receivable for sales of delayed delivery securities (Note 1)	14,119,378

Receivable for variation margin (Note 1)	15,270

Unrealized appreciation on forward premium swap option contracts (Note 1)	30,055

Unrealized appreciation on OTC swap contracts (Note 1)	384,241

Premium paid on OTC swap contracts (Note 1)	168,848

Total assets	237,407,386

LIABILITIES

Payable for investments purchased	960,754

Payable for purchases of delayed delivery securities (Note 1)	13,328,516

Payable for shares of the fund repurchased	393,014

Payable for compensation of Manager (Note 2)	83,112

Payable for Trustee compensation and expenses (Note 2)	44,480

Payable for distribution fees (Note 2)	31,082

Payable for variation margin (Note 1)	26,584

Unrealized depreciation on OTC swap contracts (Note 1)	158,020

Premium received on OTC swap contracts (Note 1)	578,453

Unrealized depreciation on forward currency contracts (Note 1)	545

Unrealized depreciation on forward premium swap option contracts (Note 1)	29,160

Written options outstanding, at value (premiums $3,314,390) (Notes 1 and 3)	1,099,619

TBA sale commitments, at value (proceeds receivable $16,083,594) (Note 1)	16,182,734

Other accrued expenses	627

Total liabilities	32,916,700

Net assets	$204,490,686

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$216,321,043

Distributions in excess of net investment income (Note 1)	(804,321)

Accumulated net realized loss on investments (Note 1)	(12,963,560)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,937,524

Total — Representing net assets applicable to capital shares outstanding	$204,490,686

(Continued on next page)

Absolute Return 100 Fund 37

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($77,288,080 divided by 7,710,366 shares)	$10.02

Offering price per class A share (100/99.00 of $10.02)*	$10.12

Net asset value and offering price per class B share ($1,309,030 divided by 130,999 shares)**	$9.99

Net asset value and offering price per class C share ($16,930,384 divided by 1,696,295 shares)**	$9.98

Net asset value and redemption price per class M share ($1,534,731 divided by 153,481 shares)	$10.00

Offering price per class M share (100/99.25 of $10.00)*	$10.08

Net asset value, offering price and redemption price per class P share
($41,348,791 divided by 4,106,293 shares)	$10.07

Net asset value, offering price and redemption price per class R share
($336,018 divided by 33,337 shares)	$10.08

Net asset value, offering price and redemption price per class R6 share
($476,837 divided by 47,345 shares)	$10.07

Net asset value, offering price and redemption price per class Y share
($65,266,815 divided by 6,494,286 shares)	$10.05

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of operations Six months ended 4/30/17 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $93,254 from investments in affiliated issuers) (Note 5)	$2,817,244

Total investment income	2,817,244

EXPENSES

Compensation of Manager (Note 2)	397,863

Distribution fees (Note 2)	199,543

Other	921

Total expenses	598,327

Expense reduction (Note 2)	(189)

Net expenses	598,138

Net investment income	2,219,106

Net realized gain on investments (Notes 1 and 3)	497,424

Net realized gain on swap contracts (Note 1)	2,669,831

Net realized loss on futures contracts (Note 1)	(82,367)

Net realized loss on written options (Notes 1 and 3)	(615,883)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(445)

Net unrealized appreciation of investments, swap contracts, written options, and TBA sale
commitments during the period	72,986

Net gain on investments	2,541,546

Net increase in net assets resulting from operations	$4,760,652

The accompanying notes are an integral part of these financial statements.

38 Absolute Return 100 Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 4/30/17*	Year ended 10/31/16

Operations

Net investment income	$2,219,106	$4,949,498

Net realized gain (loss) on investments	2,469,005	(4,160,073)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	72,541	1,840,252

Net increase in net assets resulting from operations	4,760,652	2,629,677

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(2,130,656)	(1,760,481)

Class B	(37,062)	(20,226)

Class C	(293,613)	(189,140)

Class M	(43,595)	(28,057)

Class P	(898,010)	—

Class R	(6,391)	—

Class R5	—	(189)

Class R6	(12,941)	(9,662)

Class Y	(1,718,985)	(1,839,348)

Decrease from capital share transactions (Note 4)	(8,071,450)	(27,145,909)

Total decrease in net assets	(8,452,051)	(28,363,335)

NET ASSETS

Beginning of period	212,942,737	241,306,072

End of period (including distributions in excess of net
investment income of $804,321 and undistributed net
investment income of $2,117,826, respectively)	$204,490,686	$212,942,737

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Absolute Return 100 Fund 39

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A

April 30, 2017**	$10.04	.11	.11	.22	(.24)	(.24)	$10.02	2.27*	$77,288	.32*	1.05*	139 *d

October 31, 2016	10.07	.21	(.08)	.13	(.16)	(.16)	10.04	1.29	90,313.62		2.11	129[d]

October 31, 2015	10.25	.13	(.18)	(.05)	(.13)	(.13)	10.07	(.49)	113,553.66		1.28	105[d]

October 31, 2014	10.26	.13	.01	.14	(.15)	(.15)	10.25	1.37	136,276.64		1.32	98[d]

October 31, 2013	10.16	.15	.03	.18	(.08)	(.08)	10.26	1.73	160,057	.64[f]	1.49[f]	81[g]

October 31, 2012	10.15	.16	—[e]	.16	(.15)	(.15)	10.16	1.65	158,622	.65[f]	1.55[f]	238[g]

Class B

April 30, 2017**	$10.00	.09	.13	.22	(.23)	(.23)	$9.99	2.22*	$1,309	.42*	.95*	139 *d

October 31, 2016	10.03	.19	(.09)	.10	(.13)	(.13)	10.00	1.01	1,633.82		1.92	129[d]

October 31, 2015	10.20	.11	(.17)	(.06)	(.11)	(.11)	10.03	(.64)	1,617.86		1.09	105[d]

October 31, 2014	10.21	.11	.01	.12	(.13)	(.13)	10.20	1.19	2,467.84		1.12	98[d]

October 31, 2013	10.12	.13	.02	.15	(.06)	(.06)	10.21	1.45	3,080	.84[f]	1.27[f]	81[g]

October 31, 2012	10.11	.13	.02	.15	(.14)	(.14)	10.12	1.48	2,655	.85[f]	1.33[f]	238[g]

Class C

April 30, 2017**	$9.95	.07	.12	.19	(.16)	(.16)	$9.98	1.89 *	$16,930	.69*	.68*	139 *d

October 31, 2016	9.98	.13	(.08)	.05	(.08)	(.08)	9.95	.53	19,601	1.37	1.37	129[d]

October 31, 2015	10.15	.05	(.17)	(.12)	(.05)	(.05)	9.98	(1.20)	23,503	1.41	.53	105[d]

October 31, 2014	10.15	.06	—[e]	.06	(.06)	(.06)	10.15	.58	26,468	1.39	.56	98[d]

October 31, 2013	10.05	.08	.02	.10	—	—	10.15	1.00	30,621	1.39[f]	.75[f]	81[g]

October 31, 2012	10.03	.08	.01	.09	(.07)	(.07)	10.05	.90	40,649	1.40[f]	.80[f]	238[g]

Class M

April 30, 2017**	$10.02	.10	.12	.22	(.24)	(.24)	$10.00	2.26*	$1,535	.34*	1.03*	139 *d

October 31, 2016	10.05	.21	(.09)	.12	(.15)	(.15)	10.02	1.24	1,803.67		2.08	129[d]

October 31, 2015	10.23	.12	(.17)	(.05)	(.13)	(.13)	10.05	(.53)	1,942.71		1.24	105[d]

October 31, 2014	10.24	.13	—[e]	.13	(.14)	(.14)	10.23	1.31	2,059.69		1.27	98[d]

October 31, 2013	10.14	.15	.02	.17	(.07)	(.07)	10.24	1.70	2,609	.69[f]	1.45[f]	81[g]

October 31, 2012	10.13	.15	.01	.16	(.15)	(.15)	10.14	1.61	2,973	.70[f]	1.48[f]	238[g]

Class P

April 30, 2017**	$10.08	.12	.12	.24	(.25)	(.25)	$10.07	2.45*	$41,349	.19*	1.19*	139 *d

October 31, 2016†	10.07	.04	(.03)	.01	—	—	10.08	.10*	34,724	.06*	.40 *	129[d]

Class R

April 30, 2017**	$10.09	.09	.13	.22	(.23)	(.23)	$10.08	2.25*	$336	.44*	.93*	139 *d

October 31, 2016	10.00	.19	(.10)	.09	—	—	10.09	.90	286.87		1.98	129[d]

October 31, 2015	10.18	.11	(.18)	(.07)	(.11)	(.11)	10.00	(.67)	37.91		1.06	105[d]

October 31, 2014	10.19	.11	—[e]	.11	(.12)	(.12)	10.18	1.12	214.89		1.06	98[d]

October 31, 2013	10.10	.13	.02	.15	(.06)	(.06)	10.19	1.50	311	.89[f]	1.26[f]	81[g]

October 31, 2012	10.09	.13	—[e]	.13	(.12)	(.12)	10.10	1.33	316	.90[f]	1.27[f]	238[g]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40 Absolute Return 100 Fund	Absolute Return 100 Fund 41

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class R6

April 30, 2017**	$10.10	.12	.12	.24	(.27)	(.27)	$10.07	2.45*	$477	.19*	1.18*	139 *d

October 31, 2016	10.13	.24	(.09)	.15	(.18)	(.18)	10.10	1.55	530.37		2.38	129[d]

October 31, 2015	10.31	.16	(.18)	(.02)	(.16)	(.16)	10.13	(.22)	525.41		1.54	105[d]

October 31, 2014	10.32	.16	.01	.17	(.18)	(.18)	10.31	1.63	583.39		1.56	98[d]

October 31, 2013	10.21	.16[h]	.04	.20	(.09)	(.09)	10.32	1.97	509	.39[f]	1.57[f,h]	81[g]

October 31, 2012††	10.12	.05	.04	.09	—	—	10.21	.89 *	10	.13*f	.48*f	238[g]

Class Y

April 30, 2017**	$10.08	.12	.12	.24	(.27)	(.27)	$10.05	2.45*	$65,267	.19*	1.19*	139 *d

October 31, 2016	10.11	.24	(.09)	.15	(.18)	(.18)	10.08	1.55	64,053.37		2.39	129[d]

October 31, 2015	10.29	.16	(.18)	(.02)	(.16)	(.16)	10.11	(.22)	100,119.41		1.54	105[d]

October 31, 2014	10.30	.16	—[e]	.16	(.17)	(.17)	10.29	1.61	107,117.39		1.54	98[d]

October 31, 2013	10.21	.18	.02	.20	(.11)	(.11)	10.30	1.94	78,562	.39[f]	1.74[f]	81[g]

October 31, 2012	10.20	.18	.01	.19	(.18)	(.18)	10.21	1.90	71,603	.40[f]	1.78[f]	238[g]

* Not annualized.

** Unaudited.

† For the period August 31, 2016 (commencement of operations) to October 31, 2016.

†† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Amount represents less than $0.01 per share.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	10/31/13	10/31/12

Class A	0.10%	0.33%

Class B	0.10	0.33

Class C	0.10	0.33

Class M	0.10	0.33

Class R	0.10	0.33

Class R6	0.07	0.08

Class Y	0.10	0.33

g Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been following:

Portfolio turnover %

October 31, 2013	126%

October 31, 2012	641

h The net investment income ratio and per share amount shown for the period ending October 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

42 Absolute Return 100 Fund	Absolute Return 100 Fund 43

Notes to financial statements 4/30/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2016 through April 30, 2017.

Putnam Absolute Return 100 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 100 basis points (or 1.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets; (b) corporate credit: investment-grade debt, below-investment-grade debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit; and (c) securitized assets: asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized mortgage obligations. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, short-term debt securities. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes. Accordingly, the fund may use derivatives to a significant extent to obtain or enhance exposure to the fixed-income sectors and strategies mentioned above, and to hedge against risk.

The fund offers class A, class B, class C, class M, class P, class R, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class P and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R6 and class Y shares are not available to all investors. Effective February 1, 2016, the fund terminated its class R5 shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

44 Absolute Return 100 Fund

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Absolute Return 100 Fund 45

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the

46 Absolute Return 100 Fund

Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to for hedging term structure risk, for yield curve positioning, and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk, and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books.

Absolute Return 100 Fund 47

Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

48 Absolute Return 100 Fund

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,023,983 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $892,330 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Absolute Return 100 Fund 49

At October 31, 2016, the fund had a capital loss carryover of $15,083,112 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover

Short-term	Long-term	Total	Expiration

$13,295,649	$294,392	$13,590,041	*

1,493,071	N/A	1,493,071	October 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $221,086,043, resulting in gross unrealized appreciation and depreciation of $2,528,966 and $2,613,554, respectively, or net unrealized depreciation of $84,588.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.40% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the BofA Merrill Lynch U.S. Treasury Bill Index plus 1.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/– 0.04%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund under-performs significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

50 Absolute Return 100 Fund

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.198% of the fund’s average net assets before a decrease of $8,322 (0.004% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through February 28, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The aggregate amount of all reimbursements for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund is determined annually by the Trustees. These fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. These fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

These fees are being paid by Putnam Management as part of the management contract.

Absolute Return 100 Fund 51

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $189 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $154, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted distribution plans (the Plans) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$102,290

Class B	1.00%	0.45%	3,457

Class C	1.00%	1.00%	90,575

Class M	1.00%	0.30%	2,508

Class R	1.00%	0.50%	713

Total			$199,543

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of no monies and $27 from the sale of class A and class M shares, respectively, and received no monies and $161 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $11 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$199,238,811	$189,062,668

U.S. government securities (Long-term)	—	—

Total	$199,238,811	$189,062,668

52 Absolute Return 100 Fund

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written swap		Written
	option	Written swap	option	Written
	contract	option	contract	option
	amounts	premiums	amounts	premiums

Written options outstanding at the
beginning of the reporting period	$50,745,000	$2,976,498	$16,000,000	$81,875

Options opened	235,277,100	690,148	64,000,000	276,250

Options exercised	(13,014,000)	(52,227)	—	—

Options expired	(100,819,900)	(214,035)	—	—

Options closed	(107,090,700)	(277,244)	(32,000,000)	(166,875)

Written options outstanding at the end of
the reporting period	$65,097,500	$3,123,140	$48,000,000	$191,250

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	1,474,651	$14,747,821	3,728,803	$37,017,539

Shares issued in connection with
reinvestment of distributions	184,366	1,817,847	153,994	1,523,000

	1,659,017	16,565,668	3,882,797	38,540,539

Shares repurchased	(2,945,291)	(29,382,329)	(6,161,123)	(61,032,040)

Net decrease	(1,286,274)	$(12,816,661)	(2,278,326)	$(22,491,501)

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	21,146	$210,016	62,796	$620,513

Shares issued in connection with
reinvestment of distributions	2,607	25,623	1,655	16,336

	23,753	235,639	64,451	636,849

Shares repurchased	(56,024)	(558,305)	(62,462)	(618,586)

Net increase (decrease)	(32,271)	$(322,666)	1,989	$18,263

Absolute Return 100 Fund 53

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	72,998	$725,035	654,938	$6,436,113

Shares issued in connection with
reinvestment of distributions	25,780	253,673	15,482	152,655

	98,778	978,708	670,420	6,588,768

Shares repurchased	(373,257)	(3,712,512)	(1,055,401)	(10,402,243)

Net decrease	(274,479)	$(2,733,804)	(384,981)	$(3,813,475)

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	16,885	$168,773	32,706	$324,342

Shares issued in connection with
reinvestment of distributions	4,411	43,360	2,798	27,616

	21,296	212,133	35,504	351,958

Shares repurchased	(47,803)	(475,874)	(48,823)	(484,293)

Net decrease	(26,507)	$(263,741)	(13,319)	$(132,335)

			FOR THE PERIOD 8/31/16
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 4/30/17		TO 10/31/16
Class P	Shares	Amount	Shares	Amount

Shares sold	1,221,760	$12,260,447	3,823,934	$38,488,438

Shares issued in connection with
reinvestment of distributions	90,800	898,010	—	—

	1,312,560	13,158,457	3,823,934	38,488,438

Shares repurchased	(651,344)	(6,532,193)	(378,857)	(3,822,610)

Net increase	661,216	$6,626,264	3,445,077	$34,665,828

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	5,787	$58,294	70,172	$701,725

Shares issued in connection with
reinvestment of distributions	521	5,170	—	—

	6,308	63,464	70,172	701,725

Shares repurchased	(1,346)	(13,636)	(45,518)	(456,818)

Net increase	4,962	$49,828	24,654	$244,907

	YEAR ENDED 10/31/16*
Class R5	Shares	Amount

Shares sold	—	$—

Shares issued in connection with reinvestment of distributions	19	189

	19	189

Shares repurchased	(1,048)	(10,338)

Net decrease	(1,029)	$(10,149)

54 Absolute Return 100 Fund

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class R6	Shares	Amount	Shares	Amount

Shares sold	5,426	$54,733	14,905	$147,240

Shares issued in connection with
reinvestment of distributions	1,309	12,941	973	9,662

	6,735	67,674	15,878	156,902

Shares repurchased	(11,842)	(119,514)	(15,248)	(151,006)

Net increase (decrease)	(5,107)	$(51,840)	630	$5,896

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	2,047,238	$20,519,336	6,339,402	$63,037,866

Shares issued in connection with
reinvestment of distributions	164,222	1,620,871	171,150	1,696,096

	2,211,460	22,140,207	6,510,552	64,733,962

Shares repurchased	(2,071,974)	(20,699,037)	(10,055,815)	(100,367,305)

Net increase (decrease)	139,486	$1,441,170	(3,545,263)	$(35,633,343)

* Effective February 1, 2016, the fund terminated its class R5 shares.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class P	1,018	<0.1%	$10,251

Class R	512	1.5	5,161

Class R6	1,078	2.3	10,855

At the close of the reporting period, funds within the Putnam RetirementReady Funds owned 6.4% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at the
	beginning of				end of the
	the reporting			Investment	reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$16,690,663	$149,678,865	$144,473,045	$93,254	$21,896,483

Totals	$16,690,663	$149,678,865	$144,473,045	$93,254	$21,896,483

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including

Absolute Return 100 Fund 55

mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$14,900,000

Purchased swap option contracts (contract amount)	$44,700,000

Written TBA commitment option contracts (contract amount) (Note 3)	$29,700,000

Written swap option contracts (contract amount) (Note 3)	$64,700,000

Futures contracts (number of contracts)	4

Forward currency contracts (contract amount)	$59,000

Centrally cleared interest rate swap contracts (notional)	$88,000,000

OTC credit default contracts (notional)	$9,900,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$467,118	Payables	$650,502

Foreign exchange
contracts	Receivables	—	Payables	545

	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	420,376*	Unrealized depreciation	1,910,249*

Total		$887,494		$2,561,296

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio.

Only current day’s variation margin is reported within the Statement of assets and liabilities.

56 Absolute Return 100 Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$49,685	$49,685

Interest rate contracts	(611,361)	(82,367)	2,620,146	$1,926,418

Total	$(611,361)	$(82,367)	$2,669,831	$1,976,103

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted for			Forward
as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$78,759	$78,759

Foreign exchange
contracts	—	—	(545)	—	$(545)

Interest rate contracts	471,630	11,343	—	(1,056,588)	$(573,615)

Total	$471,630	$11,343	$(545)	$(977,829)	$(495,401)

Absolute Return 100 Fund 57

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Royal Bank of Scotland PLC (The)	Total

Assets:

Centrally cleared interest rate swap
contracts§	$—	$—	$15,270	$—	$—	$—	$—	$—	$—	$15,270

OTC Credit default contracts*#	—	—	—	—	282,218	120,664	—	64,236	—	467,118

Forward currency contracts #	—	—	—	—	—	—	—	—	—	—

Forward premium swap option
contracts #	10,750	1,024	—	—	—	686	17,595	—	—	30,055

Purchased swap options**#	11,409	31,639	—	78,908	—	6,073	59,575	—	—	187,604

Purchased options**#	—	—	—	—	—	—	156,588	—	—	156,588

Total Assets	$22,159	$32,663	$15,270	$78,908	$282,218	$127,423	$233,758	$64,236	$—	$856,635

Liabilities:

Centrally cleared interest rate swap
contracts§	—	—	26,584	—	—	—	—	—	—	26,584

OTC Credit default contracts*#	57,156	—	—	—	221,611	133,964	—	237,771	—	650,502

Forward currency contracts #	—	—	—	—	—	—	—	—	545	545

Forward premium swap option
contracts #	9,368	2,455	—	—	1,344	585	15,408	—	—	29,160

Written swap options #	12,682	32,593	—	52,649	—	5,943	842,128	—	—	945,995

Written options #	—	—	—	—	—	—	153,624	—	—	153,624

Total Liabilities	$79,206	$35,048	$26,584	$52,649	$222,955	$140,492	$1,011,160	$237,771	$545	$1,806,410

Total Financial and Derivative Net
Assets	$(57,047)	$(2,385)	$(11,314)	$26,259	$59,263	$(13,069)	$(777,402)	$(173,535)	$(545)	$(949,775)

Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$(777,402)	$(109,802)	$—

Net amount	$(57,047)	$(2,385)	$(11,314)	$26,259	$59,263	$(13,069)	$—	$(63,733)	$(545)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

58 Absolute Return 100 Fund	Absolute Return 100 Fund 59

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management have evaluated the amendments and their impact, if any, on the fund’s financial statements.

60 Absolute Return 100 Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
The Putnam Advisory Company, LLC	Robert E. Patterson	Principal Accounting Officer,
One Post Office Square	George Putnam, III	and Assistant Treasurer
Boston, MA 02109	Robert L. Reynolds
	Manoj P. Singh	Susan G. Malloy
Marketing Services	W. Thomas Stephens	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Absolute Return 100 Fund®. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA104 306348 6/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 27, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 27, 2017